UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2009

PROSPECT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33824	26-508760
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9130 Galleria Court, Suite 318, Naples, Florida	34109
(Address of Principal Executive Offices)	(Zip Code)

(239) 254-4481

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Prospect Acquisition Corp., a Delaware corporation (“Prospect”), Kennedy-Wilson, Inc., a Delaware corporation (“Kennedy-Wilson”) and KW Merger Sub Corp., a newly formed, wholly-owned subsidiary of Prospect (“Merger Sub”) entered a merger agreement, dated September 8, 2009 (the “Merger Agreement”).  Pursuant to the Merger Agreement, Merger Sub will merge with and into Kennedy-Wilson, with Kennedy-Wilson continuing as the surviving corporation (the “Merger”).

On September 11, 2009, Prospect began meeting with investors to discuss the Merger and the Merger Agreement. A copy of the September investor presentation was filed on the Current Report on Form 8-K filed on September 11, 2009. A copy of the second investor presentation to be used in meetings with investors is furnished as Exhibit 99.1 to this report.

The information attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01 Other Events

As noted above, Prospect and Kennedy-Wilson intend to meet with investors to discuss the Merger and the Merger Agreement.  A copy of the second investor presentation to be used in such meetings is furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits:

	99.1	Investor Presentation dated October 2009

Where to Find Additional Information

Prospect filed with the Securities and Exchange Commission (“SEC”) a registration statement, which contains a prospectus relating to the securities Prospect intends to issue in the proposed Merger and a preliminary proxy statement in connection with the proposed Merger, and Prospect intends to mail a definitive proxy statement and other relevant documents to Prospect stockholders and warrant holders. Stockholders and warrant holders of Prospect and other interested persons are advised to read, Prospect’s preliminary proxy statement, and amendments thereto, and, when available, definitive proxy statement in connection with Prospect’s solicitation of proxies for the special meeting to be held to approve the Merger because these proxy statements will contain important information about Kennedy Wilson, Prospect and the proposed Merger.  The definitive proxy statement will be mailed to stockholders and warrant holders as of a record date to be established for voting on the Merger. Stockholders and warrant holders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, FL 34109, telephone (239) 254-4481.

Prospect and its directors and officers may be deemed participants in the solicitation of proxies from Prospect’s stockholders and warrant holders. A list of the names of those directors and officers and descriptions of their interests in Prospect is contained in Prospect’s prospectus dated November 14, 2007, which is filed with the SEC, and will also be contained in Prospect’s proxy statement when it becomes available. Prospect’s stockholders and warrant holders may obtain additional information about the interests of its directors and officers in the Merger by reading Prospect’ proxy statement when it becomes available.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed Merger between Prospect and Kennedy-Wilson and any other statements relating to future results, strategy and plans of Kennedy-Wilson and Prospect (including certain projections and business trends, and statements which may be identified by the use of the words “may”, “intend”, “expect” and like words) constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those projected as a result of certain risks and uncertainties.  For Kennedy-Wilson, these risks and uncertainties include, but are not limited to its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel.  For Prospect, factors include, but are not limited to: the successful combination of Prospect with Kennedy-Wilson’s business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Prospect’s performance to differ materially is included in Prospect’s periodic reports filed with the SEC, including but not limited to Prospect’s Form 10-K for the year ended December 31, 2008 and subsequent Forms 10-Q.  Copies may be obtained by contacting Prospect or the SEC.  Prospect cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  These forward-looking statements are made only as of the date hereof, and Prospect undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2009	PROSPECT ACQUISITION CORP.

	By:	/s/ David Minella
		Name:	David Minella
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation dated October 2009